UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

HERZFELD CREDIT INCOME FUND, INC.

(Exact name of registrant as specified in its charter

Maryland	811-06445	65-0396889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

119 Washington Avenue, Suite 504, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code, 305-777-1660

The Herzfeld Caribbean Basin Fund, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On July 16, 2025, Herzfeld Credit Income Fund, Inc. (the “Company”) announced the amendment of its dividend reinvestment plan (the “Plan”) as approved by the Company’s Board of Directors on May 8, 2025. A copy of the press release issued by the Company dated July 16, 2025 is attached hereto as Exhibit 99.1 and a copy of the Plan dated May 8, 2025 is attached hereto as Exhibit 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit 99.1	Press release dated July 16, 2025.
	Exhibit 99.2	Dividend Reinvestment Plan of Herzfeld Credit Income Fund, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HERZFELD CREDIT INCOME FUND, INC.

Date: July 16, 2025	/s/ Thomas Morgan
Thomas Morgan
Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated July 16, 2025 announcing the Board approval of amendments made to the dividend reinvestment plan on May 8, 2025.
99.2	Dividend Reinvestment Plan of Herzfeld Credit Income Fund, Inc.